UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 7, 2008

VMWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3401 Hillview Avenue, Palo Alto, CA	94304
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (650) 427-5000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2008, VMware, Inc. issued a press release announcing the departure of Diane Greene as President and Chief Executive Officer of VMware and the appointment of Paul Maritz as the new President and Chief Executive Officer of VMware, effective July 7, 2008. VMware’s Board of Directors also appointed Mr. Maritz to the Board as a Group I Class III director, effective July 7, 2008.

Prior to his appointment as VMware’s President and Chief Executive Officer, Mr. Maritz, age 53, served as President, Cloud Infrastructure and Services Division of EMC Corporation (“EMC”), VMware’s parent company and controlling stockholder. Mr. Maritz joined EMC in February 2008 when EMC acquired Pi Corporation, which he had founded in 2003 and where he served as CEO. Pi Corporation was a software company focused on building Cloud-based solutions for new ways of doing personal information management. Prior to founding Pi, Mr. Maritz spent 14 years working at Microsoft, where he served as a member of the five-person Executive Committee that managed the overall company prior to his retirement in 2000. At Microsoft, Mr. Maritz managed the development and marketing of many of the company’s major products, including such releases as Windows 95, Windows NT, Database, Tools and Applications. Mr. Maritz also serves as Chairman of the Board of the Grameen Foundation, which supports microfinance around the world.

The information called for in Item 5.02(c)(3) and Item 5.02(d)(3) of Form 8-K with respect to Mr. Maritz has not been determined at the time of this filing. VMware will file an amendment to this Form 8-K containing such information when the information is available.

In accordance with Section 2 of Ms. Greene’s employment agreement filed as an exhibit to VMware’s Form 10-Q for the period ended June 30, 2007 (the “Employment Agreement”), VMware provided Ms. Greene with a formal notice of termination dated July 7, 2008 specifying that Ms. Greene’s departure would be treated as a termination without Cause as set forth in the Employment Agreement.

A copy of the above-referenced press release is being filed as Exhibits 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number

99.1	Press release of VMware, Inc. dated July 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2008

VMWARE, INC.

By:	/s/ Rashmi Garde
Rashmi Garde
Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number

99.1	Press release of VMware, Inc. dated July 8, 2008